                                  SCHEDULE 14C
                                 (RULE 14C-101)

       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

/X/ Preliminary Information Statement      / / Confidential, for use of the
                                           Commission (as permitted by Rule
                                           14c-5(d)(2))
/ / Definitive Information Statement

                               USA NETWORKS, INC.
                (Name of Registrant as Specified in Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement number:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

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
                                     [LOGO]

                              152 WEST 57TH STREET
                                   42ND FLOOR
                            NEW YORK, NEW YORK 10019

                          ---------------------------
                             INFORMATION STATEMENT
                          ---------------------------

                                                                November 8, 2001

Dear Stockholders:

    We are amending our restated certificate of incorporation in the following respects, the first of which is to increase our authorized number of shares of preferred stock from 15,000,000 to 100,000,000. The amendment will also provide that future increases or decreases in the authorized shares of preferred stock, or any class or series thereof, will require the approval only of the outstanding voting power of the Company, not a separate vote of the holders of preferred stock (so long as such decrease does not reduce the number of preferred shares of any series below the number then outstanding).

    Separately, Article XIII of our restated certificate of incorporation contains provisions relating to restrictions in the Communications Act of 1934, as amended (including the rules and regulations promulgated thereunder), limiting the foreign ownership of our capital stock. Because the Company no longer controls any entities that own broadcast television stations in the United States, such provisions are no longer relevant and therefore we are also amending our restated certificate of incorporation to delete in its entirety
Article XIII thereof.

    This Information Statement more fully describes the terms and conditions of the proposed amendment to our restated certificate of incorporation, sometimes referred to in this Information Statement as the charter amendment. You are urged to read this Information Statement thoroughly.

    Our Board of Directors has adopted a resolution that sets forth and declares advisable the charter amendment. In addition, under a stockholders agreement, each of Universal Studios, Inc., a subsidiary of Vivendi Universal S.A., and Liberty Media Corporation has granted to Barry Diller an irrevocable proxy over all Company securities owned by Universal, Liberty and their affiliates for all matters except for a fundamental change, which requires the consent of each of Mr. Diller, Universal and Liberty. As to matters that constitute a fundamental change (which includes the charter amendment), the proxies are only effective upon the receipt of the consent of Mr. Diller, Universal and Liberty, which consent the Company has obtained. As a result, Mr. Diller, through shares owned by him as well as those owned by Liberty and Vivendi Universal, controls 71.5% of the combined voting power of our common stock and Class B common stock, which is sufficient for stockholder approval of the charter amendment. Mr. Diller has signed a written stockholder's consent approving the proposed charter amendment. As a result, no action is required on your part. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

    Our common stock will continue to trade on the Nasdaq National Market under the trading symbol "USAI."

    This Information Statement is being mailed on or about November 19, 2001, to holders of record on November 9, 2001, of shares of our common stock and Class B common stock.

    We intend to take all necessary action to effect the charter amendment on or after December [__], 2001 (20 days from the date of the mailing of this Information Statement).

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Questions and Answers About the Charter Amendment...........       2

The Charter Amendment.......................................       4

Interests of Certain Persons in the Charter Amendment.......       7

Security Ownership of Certain Beneficial Owners and
  Management................................................       8

Additional Information......................................      14

Exhibit A: Charter Amendment................................     A-1

               QUESTIONS AND ANSWERS ABOUT THE CHARTER AMENDMENT

Q.  WHY ARE YOU AMENDING THE CHARTER OF USA NETWORKS, INC.?

A. We are amending our restated certificate of incorporation to increase our authorized number of shares of preferred stock from 15,000,000 to 100,000,000. In connection with our proposed acquisition of a controlling interest in Expedia, Inc., we have agreed, among other things, to issue to Expedia stockholders 13,125,000 shares of our preferred stock, subject to the terms and conditions of the acquisition agreement. If we complete the Expedia transaction, only 1,875,000 shares of preferred stock would be authorized and unissued. The increase in authorized preferred stock will permit USA in the future to issue shares of its preferred stock without requiring further approval from USA's stockholders and will provide USA with greater flexibility in structuring transactions that involve the issuance of preferred stock. In addition, the amendment to allow future increases or decreases in the amount of authorized preferred stock, or the number of shares of any class or series of preferred stock, so long as the holders of a majority of the voting power of USA's stock approve the amendment, will permit USA to further amend the charter in this respect without the separate vote of the holders of preferred stock.

    Separately, Article XIII of our restated certificate of incorporation contains provisions relating to restrictions in the Communications Act of 1934, as amended (including the rules and regulations promulgated thereunder), limiting the foreign ownership of our capital stock. Because the Company no longer controls any entities that own broadcast television stations in the United States, these provisions are no longer relevant and therefore we are also amending our restated certificate of incorporation to delete in its entirety Article XIII of our charter.

Q.  WILL MY SHARES OF USA STOCK BE AFFECTED BY THE CHARTER AMENDMENT?

A. No. You will continue to own the same number of shares of USA stock immediately before and after the charter amendment.

Q:  IS MY VOTE NEEDED TO APPROVE THE CHARTER AMENDMENT?

A. No. The Delaware General Corporation Law allows stockholders to act by written consent instead of holding a meeting, unless prohibited by the company's certificate of incorporation. Our restated certificate of incorporation does not prohibit stockholder action by written consent. Under a stockholders agreement among Barry Diller, Universal Studios, Inc. (a subsidiary of Vivendi Universal S.A. ("Universal")), Liberty Media Corporation ("Liberty") and the Company, Barry Diller currently beneficially owns or has the right to vote 71.5% of the outstanding voting power of the Company, which is sufficient for stockholder approval of the amendment. Because Mr. Diller, Universal and Liberty have agreed to this amendment, and Mr. Diller has signed a written stockholder's consent approving the proposed charter amendment, no action is required on your part. APPROVAL OF THE CHARTER AMENDMENT HAS BEEN OBTAINED WITHOUT THE VOTE OF ANY OTHER STOCKHOLDER. See "The Charter Amendment--Stockholder Action" on page 5.

Q.  WHAT IS THE TAX IMPACT OF THE CHARTER AMENDMENT TO ME?

A. None. Your shares are not being sold or exchanged in connection with the charter amendment, so there is no taxable transaction related to your shares. See "The Charter Amendment--Material Federal Income Tax Consequences" on page 6.

Q.  AM I ENTITLED TO DISSENTER'S RIGHTS IN CONNECTION WITH THE CHARTER
    AMENDMENT?

A. No appraisal rights are available under the Delaware General Corporation Law in connection with the proposed charter amendment. See "The Charter Amendment--Dissenters' Rights of Appraisal" on page 6.

Q.  WHEN DO YOU EXPECT THE CHARTER AMENDMENT TO TAKE EFFECT?

A. We expect the charter amendment to take effect on or after December [__], 2001 (20 calendar days from the date of the mailing of this Information Statement). The charter amendment will become effective whether or not we complete the Expedia transaction.

Q.  WHOM CAN I CALL WITH QUESTIONS ABOUT THE CHARTER AMENDMENT?

A.  You should contact our Investor Relations Department by phone at
    (212) 314-7400, or by E-mail at ir@usanetworks.com, with any questions about the charter amendment.

                             THE CHARTER AMENDMENT

    TO UNDERSTAND THE PROPOSED CHARTER AMENDMENT FULLY, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "WHERE YOU CAN FIND ADDITIONAL INFORMATION" ON PAGE 14. A COPY OF THE CHARTER AMENDMENT IS ATTACHED AS EXHIBIT A TO THIS INFORMATION STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE.

OFFICES OF THE COMPANY

    The principal executive office of USA Networks, Inc. is located at 152 West 57th Street, New York, New York 10019.

BACKGROUND AND BOARD ACTION

    Our Board of Directors has approved the acquisition of a controlling interest in Expedia, Inc. In connection with the proposed acquisition, we have agreed, among other things, to issue to stockholders of Expedia 13,125,000 shares of our preferred stock, subject to the terms and conditions of the acquisition agreement. If we complete the Expedia transaction, only 1,875,000 shares of preferred stock would be authorized and unissued.

    Our Board of Directors has adopted a resolution that sets forth and declares advisable the proposed amendment to our restated certificate of incorporation. The amendment will increase the number of authorized shares of our preferred stock from 15,000,000 to 100,000,000. The amendment also provides that future increases or decreases in the authorized shares of preferred stock, or any class or series thereof, will require the approval only of the outstanding voting power of USA, not a separate vote of the holders of preferred stock (so long as such decrease does not reduce the number of preferred shares of any series below the number then outstanding).

    In addition, on August 21, 2001, the Company completed the disposition of all of its broadcast television stations. As a result of this disposition, the provisions of Article XIII of our charter relating to restrictions in the Communications Act of 1934, as amended (including the rules and regulations promulgated thereunder), limiting the foreign ownership of our capital stock are no longer relevant. Therefore, the amendment also deletes in its entirety
Article XIII of our restated certificate of incorporation.

AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

    Our restated certificate of incorporation currently authorizes 1,600,000,000 shares of common stock, par value $.01 per share, 400,000,000 shares of Class B common stock, par value $.01 per share, and 15,000,000 shares of preferred stock, par value $.01 per share. As of September 30, 2001, 313,953,890 shares of common stock and 63,033,452 shares of Class B common stock were issued and outstanding. None of our preferred stock is issued and outstanding.

    On or after December [__], 2001 (20 days after the date of the mailing of this Information Statement), we will amend our restated certificate of incorporation. The amendment will:

    - increase the authorized shares of our preferred stock from 15,000,000 to 100,000,000;

    - eliminate the separate class vote that holders of preferred stock would otherwise have to change the number of authorized shares of preferred stock; and

    - remove the foreign ownership limitations set forth in our restated certificate of incorporation.

    INCREASE IN NUMBER OF AUTHORIZED PREFERRED SHARES

    The charter amendment will increase the number of authorized shares of our preferred stock from 15,000,000 to 100,000,000. There will be no change to the number of authorized shares of common stock and Class B common stock as a result of the charter amendment. The increase in authorized preferred stock will permit USA in the future to issue shares of its preferred stock without requiring further approval from USA's stockholders and will provide USA with greater flexibility in structuring future transactions that involve the issuance of preferred stock.

    ELIMINATION OF SEPARATE CLASS VOTE OF THE PREFERRED SHARES

    The amendment will also provide that future increases or decreases in the authorized shares of preferred stock, or any class or series thereof, will require the approval only of the outstanding voting power of USA, not a separate vote of the holders of preferred stock (so long as such decrease does not reduce the number of preferred shares of any class or series below the number then outstanding).

    The amendment to allow future increases or decreases in the amount of authorized preferred stock, or the number of shares of any class or series of preferred stock, so long as the holders of a majority of the voting power of the Company's stock approve the amendment, will permit the Company to further amend the charter in this respect without the separate vote of the holders of the preferred stock.

    REMOVAL OF FOREIGN OWNERSHIP RESTRICTIONS

    Separately, Article XIII of our restated certificate of incorporation contains provisions relating to restrictions in the Communications Act of 1934, as amended (including the rules and regulations promulgated thereunder), limiting the foreign ownership of our capital stock. Because the Company no longer controls any entities that own broadcast television stations in the United States, these provisions are no longer relevant and therefore we are also amending our restated certificate of incorporation to delete in its entirety
Article XIII of our charter.

    The charter amendment will become effective whether or not we complete the Expedia transaction.

STOCKHOLDER ACTION

    Section 228 of the Delaware General Corporation Law permits stockholders to approve any action that would be taken at any annual or special meeting without a meeting by written consent of the holders of the minimum number of votes that would be necessary to authorize the action at a meeting. Under a stockholders agreement, each of Universal Studios, Inc., a subsidiary of Vivendi Universal S.A., and Liberty Media Corporation has granted to Mr. Diller an irrevocable proxy over all Company securities owned by Universal, Liberty and their affiliates for all matters except for a fundamental change, which requires the consent of each of Mr. Diller, Universal and Liberty. As to matters that constitute a fundamental change (which includes the charter amendment), the proxies are only effective upon the receipt of the consent of Mr. Diller, Universal and Liberty, which consent the Company has obtained. As a result, Mr. Diller, through shares owned by him as well as those owned by Liberty and Vivendi Universal, controls 71.5% of the combined voting power of our common stock and Class B common stock, which is sufficient for stockholder approval of the amendment. Mr. Diller has signed a written stockholder's consent approving the proposed charter amendment. As a result, no action is required on your part. APPROVAL OF THE CHARTER AMENDMENT HAS BEEN OBTAINED WITHOUT THE VOTE OF ANY OTHER STOCKHOLDER.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TIMING

    The charter amendment will be effected by the filing of an amendment to our restated certificate of incorporation with the Secretary of State of the State of Delaware on or after December [__], 2001 (20 days after the date of the mailing of this Information Statement). The charter amendment will take effect upon such filing.

INTERESTS OF CERTAIN PERSONS IN THE CHARTER AMENDMENT

    The Company believes that the interests of our officers and directors in the proposed charter amendment are not different from the interests of our stockholders generally in the proposed charter amendment. See page 7 of this Information Statement.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

    The charter amendment will not be a taxable transaction to our stockholders as the outstanding shares of our common stock and Class B common stock are not being sold or exchanged in connection with the charter amendment. The charter amendment will not have material adverse tax consequences to us.

DISSENTERS' RIGHTS OF APPRAISAL

    No appraisal rights are or will be available under the Delaware General Corporation Law in connection with the proposed charter amendment.

PREFERRED STOCK

    The charter amendment will increase the number of authorized shares of preferred stock. No shares of preferred stock are being issued as a result of this amendment. The terms, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters of any preferred stock, when and if issued, will be determined by our Board of Directors pursuant to our restated certificate of incorporation. The Company has no present intent to issue any of the additional preferred stock to be authorized by the amendment.

VOTING SECURITIES

    We have two classes of common stock outstanding, common stock and Class B common stock. The rights of the holders of common stock and Class B common stock are substantially identical, except with respect to voting, conversion, and certain other matters. Except as otherwise required by applicable law and our restated certificate of incorporation, each share of common stock entitles its holder to one vote and each share of Class B common stock entitles its holder to ten votes on all matters submitted to a vote or for the consent of stockholders. Except as otherwise required by applicable law and our restated certificate of incorporation, the common stock and the Class B common stock vote together as a single class on all matters submitted to a vote or for the consent of stockholders. We have also authorized preferred stock, none of which is issued and outstanding.

    In connection with our proposed acquisition of Expedia, Inc., USA has agreed to issue shares of a new class of preferred stock. We refer you to the Amended and Restated Agreement and Plan of Recapitalization and Merger, by and among the Company, Expedia, Inc., Taipei, Inc., Microsoft Corporation and Microsoft E-Holdings, Inc., dated as of July 15, 2001, attached as Annex A to the preliminary registration statement on Form S-4 filed by the Company on August 22, 2001 with the SEC for more information on this pending transaction.

    Shares of our common stock are traded on the Nasdaq National Market under the symbol "USAI." On November [__], 2001, the most recent practicable day before the printing of this Information Statement, our common stock closed at $______ per share.

             INTERESTS OF CERTAIN PERSONS IN THE CHARTER AMENDMENT

    Our officers and directors only own common stock and, in some cases, Class B common stock. Because no shares of our preferred stock are issued and outstanding and because no shares of preferred stock are being issued as a result of the charter amendment, we are not aware of any interests of our officers and directors that are in addition to, or different from, the interests of our stockholders generally in the charter amendment relating to the preferred shares.

    In connection with USA's acquisition of USA Networks and the domestic television production and distribution business of Universal in 1998, Universal received the right to designate four of our directors. The current Universal designees are Messrs. Edgar Bronfman, Jr., Philippe Germond, Pierre Lescure and Jean-Marie Messier. Universal is a subsidiary of Vivendi Universal, S.A., a foreign corporation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

USA NETWORKS, INC. COMMON STOCK

    The following table presents, as of September 30, 2001, information relating to the beneficial ownership of USA's common stock by (1) each person known by USA to own beneficially more than 5% of the outstanding shares of USA's common stock, (2) each director of USA, (3) each of the Chief Executive Officer and the four other most highly compensated executive officers of USA who served in such capacities as of September 30, 2001 (the "Named Executive Officers"), and
(4) all executive officers and directors of USA as a group. The table also presents, as of September 30, 2001, information relating to the beneficial ownership of shares of Class A common stock of Hotel Reservations
Network, Inc., a subsidiary of USA ("HRN"), shares of Class A common stock of Styleclick, Inc., a subsidiary of USA ("Styleclick"), and shares of Class B common stock of Ticketmaster, a subsidiary of USA ("TM"), by (1) each director of USA, (2) each of the Named Executive Officers, and (3) all executive officers and directors of USA as a group.

    Unless otherwise indicated, beneficial owners listed here may be contacted at USA's corporate headquarters address, 152 West 57th Street, New York, New York 10019. For each listed person, the number of shares of USA common stock, HRN Class A common stock, Styleclick Class A common stock, TM Class B common stock and percent of each such class listed assumes the conversion of any shares of USA Class B common stock, HRN Class B common stock, Styleclick Class B common stock and TMCS Class A common stock owned by such person, but does not assume the conversion of those shares owned by any other person. Shares of USA Class B common stock may at the option of the holder be converted on a one-for-one basis into shares of USA common stock. Shares of HRN Class B common stock may at the option of the holder be converted on a one-for-one basis into shares of HRN Class A common stock. Shares of Styleclick Class B common stock may at the option of the holder be converted on a one-for-one basis into shares of Styleclick Class A common stock. Shares of TM Class A common stock may at the option of the holder be converted on a one-for-one basis into shares of TM
Class B common stock. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be the beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which that person has no economic interest. For each listed person, the number of shares and percent of class listed includes shares of USA common stock, HRN Class A common stock, Styleclick Class A common stock and TM Class B common stock that may be acquired by such person upon exercise of stock options that are or will be exercisable within 60 days of September 30, 2001.

    The percentage of votes for all classes of USA common stock is based on one vote for each share of USA common stock and ten votes for each share of USA Class B common stock. These figures do not include any unissued shares of USA common stock or USA Class B common stock issuable upon conversion of Liberty's Home Shopping Network, Inc. ("Holdco") shares and USANi LLC shares beneficially owned by Liberty and Vivendi Universal. The percentage of votes for all classes of HRN common stock is based on one vote for each share of HRN Class A common stock and 15 votes for each share of HRN Class B common stock. The percentage of votes for all classes of Styleclick common stock is based on one vote for each share of Styleclick Class A common stock and 15 votes for each share of Styleclick Class B common stock. The percentage of votes for all classes of TM common stock is based on 15 votes for each share of TM Class A common stock and one vote for each of TM Class B common stock.

                                                                                                                  PERCENT OF
                                                                NUMBER OF                PERCENT OF                 VOTES
NAME AND ADDRESS OF BENEFICIAL OWNER      TITLE OF CLASS         SHARES                    CLASS                (ALL CLASSES)
------------------------------------  -----------------------  -----------         ----------------------   ----------------------
Capital Research & Management Co....  USA common                21,988,530(1)                        7.2%                      2.2%
333 South Hope Street
Los Angeles, CA 90071

Liberty Media Corporation...........  USA common                74,442,234(2)                       19.7%                     55.2%
12300 Liberty Boulevard
Englewood, CO 80112

Vivendi Universal S.A...............  USA common                31,611,308(3)                        8.4%                     16.1%
42, Avenue Friedland
75380 Paris cedex 08/France

Barry Diller........................  USA common               155,445,880(2)(4)                    36.6%                     72.9%
                                      HRN Class A                       --(5)                          *                         *
                                      Styleclick Class A                --(6)                          *                         *
                                      TM Class B                        --(7)                          *                         *

Paul Allen..........................  USA common                28,022,360(8)                        8.9%                      3.0%
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                   105,622(9)                          *                         *

Robert R. Bennett...................  USA common                    26,096(22)                         *                         *
                                      HRN Class A                       --
                                      Styleclick Class A                --
                                      TM Class B                        --

Edgar J. Bronfman, Jr. .............  USA common                        --                             *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                        --                             *                         *

Anne M. Busquet.....................  USA common                    17,332(10)                         *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                        --                             *                         *

Julius Genachowski..................  USA common                    97,841(11)                         *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                       700                             *                         *

Philippe Germond....................  USA common                        --                             *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                        --                             *                         *

                                                                                                                  PERCENT OF
                                                                NUMBER OF                PERCENT OF                 VOTES
NAME AND ADDRESS OF BENEFICIAL OWNER      TITLE OF CLASS         SHARES                    CLASS                (ALL CLASSES)
------------------------------------  -----------------------  -----------         ----------------------   ----------------------
Dara Khosrowshahi...................  USA common                   227,872(12)                         *                         *
                                      HRN Class A                   26,047(13)                         *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                       500                             *                         *

Victor A. Kaufman...................  USA common                 1,082,000(14)                         *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                        --                             *                         *

Donald R. Keough....................  USA common                   203,008(15)                         *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                        --                             *                         *

Georg Kofler........................  USA common                   800,000(16)                         *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                        --                             *                         *

Marie-Josee Kravis..................  USA common                        --                             *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                        --                             *                         *

Pierre Lescure......................  USA common                        --                             *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                        --                             *                         *

John C. Malone......................  USA common                        --(22)                         *                         *
                                      HRN Class A                       --
                                      Styleclick Class A                --
                                      TM Class B                        --

Jean-Marie Messier..................  USA common                        --                             *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                        --                             *                         *

William D. Savoy....................  USA common                    58,332(17)                         *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                    14,166(18)                         *                         *

Gen. H. Norman Schwarzkopf..........  USA common                   167,332(19)                         *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                        --                             *                         *

                                                                                                                  PERCENT OF
                                                                NUMBER OF                PERCENT OF                 VOTES
NAME AND ADDRESS OF BENEFICIAL OWNER      TITLE OF CLASS         SHARES                    CLASS                (ALL CLASSES)
------------------------------------  -----------------------  -----------         ----------------------   ----------------------
Michael Sileck......................  USA common                    90,000(20)                         *                         *
                                      HRN Class A                       --                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                        --                             *                         *

Diane Von Furstenberg...............  USA common                    13,332(21)                         *
                                      HRN Class A                       --(21)                         *                         *
                                      Styleclick Class A                --(21)                         *                         *
                                      TM Class B                        --(21)                         *                         *

All executive officers and directors
as a group (19 persons).............  USA common               186,251,385                          43.6%                     75.8%
                                      HRN Class A                   26,047                             *                         *
                                      Styleclick Class A                --                             *                         *
                                      TM Class B                   120,988                             *                         *

------------------------

*   The percentage of shares beneficially owned does not exceed 1% of the class.

(1) Based upon information filed with the Securities and Exchange Commission by Capital Research & Management Co. as of December 31, 2000.

(2) Consists of 24,838,738 shares of USA common stock and 756,644 shares of USA Class B common stock held by Liberty and 44 shares of USA common stock held collectively by the BDTV Entities and 8,000,000, 31,236,444, 8,010,364 and 1,600,000 shares of USA Class B common stock held by BDTV Inc., BDTV
    II Inc., BDTV III Inc. and BDTV IV Inc. (collectively, the "BDTV Entities"), respectively. Does not include 77,394,771 shares of USA common stock or 1,596,544 shares of USA class B common stock issuable upon conversion of Holdco shares and USANi LLC shares beneficially owned by Liberty.
    Mr. Diller owns all of the voting stock of the BDTV Entities and Liberty owns all of the non-voting stock, which non-voting stock represents in excess of 99% of the equity of the BDTV Entities. Pursuant to a stockholders agreement among Liberty, Universal, Vivendi Universal (as the successor to The Seagram Company Ltd.), the parent of Universal, USA and Mr. Diller (the "Stockholders Agreement"), Mr. Diller generally has the right to vote all of the shares of USA common stock and USA Class B common stock held by Liberty and the BDTV Entities.

(3) Consists of 18,181,308 shares of USA common stock and 13,430,000 shares of USA Class B common stock held by Vivendi Universal. Does not include 135,591,530 shares of USA common stock or 146,570,000 shares of USA class B common stock issuable upon conversion of USANi LLC shares beneficially owned by Vivendi Universal. Pursuant to the Stockholders Agreement, Mr. Diller generally has the right to vote all of the shares of USA common stock and USA Class B common stock held by Vivendi Universal.

(4) Consists of 2,209,908 shares of USA common stock owned by Mr. Diller, options to purchase 47,120,888 shares of USA common stock granted under USA's stock option plans, 61,542 shares of USA common stock held by a private foundation as to which Mr. Diller disclaims beneficial ownership, 44 shares of USA common stock and 48,846,808 shares of USA Class B common stock held by the BDTV Entities, 24,838,738 shares of USA common stock and 756,644 shares of USA Class B common stock which are held by Liberty, and 18,181,308 shares of USA common stock and 13,430,000 shares of USA Class B common stock, which are held by Universal and otherwise beneficially owned by Vivendi Universal, as to which Mr. Diller has general voting authority under the Stockholders Agreement. Excludes options to purchase 13,332 shares of USA common stock held by Ms. Von Furstenberg, as to which Mr. Diller disclaims beneficial ownership.

(5) Excludes 38,999,100 shares of HRN Class B common stock owned by USA, as to which Mr. Diller disclaims beneficial ownership. These shares are convertible into an equal number of shares of HRN Class A common stock.

(6) Excludes 23,153,713 shares of Styleclick Class B common stock owned by USA, as to which Mr. Diller disclaims beneficial ownership. These shares are convertible into an equal number of shares of Styleclick Class A common stock.

(7) Excludes 42,480,143 shares of TM Class A common stock and 53,302,401 shares of TM Class B common stock owned by USA, as to which Mr. Diller disclaims beneficial ownership. The shares of TM Class A common stock are convertible into an equal number of shares of TM Class B common stock.

(8) Consists of 27,954,028 shares of USA common stock and options to purchase 68,332 shares of USA common stock granted under USA's stock option plans.

(9) Consists of 95,622 shares of TM Class B common stock held by Mr. Allen and 10,000 shares of TM Class B common stock held by Vulcan Ventures, Inc.

(10) Consists of 4,000 shares of USA common stock and options to purchase 13,332 shares of USA common stock granted under USA's stock option plans.

(11) Consists of 12,841 shares of USA common stock, 25,000 shares of USA restricted stock and options to purchase 60,000 shares of USA common stock granted under USA's stock option plans.

(12) Consists of 4,122 shares of USA common stock, 55,000 shares of USA restricted stock and options to purchase 168,750 shares of USA common stock granted under USA's stock option plans.

(13) Consists of options to purchase 26,047 shares of HRN Class A common stock granted under HRN's stock option plans.

(14) Consists of 45,000 shares of USA restricted stock and options to purchase 1,037,000 shares of USA common stock granted under USA's stock option plans.

(15) Consists of 84,676 shares of USA common stock and options to purchase 118,332 shares of USA common stock granted under USA's stock option plans. Excludes 3,079,056 shares of USA common stock beneficially owned, as of August 31, 2001, by Allen & Co., for which Mr. Keough serves as Chairman. Mr. Keough disclaims beneficial ownership of such shares.

(16) Consists of options to purchase 800,000 shares of USA common stock granted under USA's stock plans.

(17) Consists of 10,000 shares of USA common stock and options to purchase 48,332 shares of USA common stock granted under USA's stock option plans.

(18) Consists of 10,000 shares of TM Class B common stock and options to purchase 4,166 shares of TM Class B common stock granted under TM's stock option plans.

(19) Consists of options to purchase 167,332 shares of USA common stock granted under USA's stock option plans.

(20) Consists of 15,000 shares of USA restricted stock and options to purchase 75,000 shares of USA common stock granted under USA's stock option plans.

(21) Consists of options to purchase 13,332 shares of USA common stock granted under USA's stock option plans. Excludes shares beneficially owned by Mr. Diller, as to which Ms. Von Furstenberg disclaims beneficial ownership.

(22) Mr. Bennett and Mr. Malone became directors of USA on October 25, 2001.

USA NETWORKS, INC. CLASS B COMMON STOCK

    The following table presents, as of September 30, 2001, information relating to the beneficial ownership of USA's Class B common stock:

NAME AND ADDRESS OF BENEFICIAL OWNER                     NUMBER OF SHARES   PERCENT OF CLASS
------------------------------------                     ----------------   ----------------
Barry Diller(1) .......................................     63,033,452              100%
  c/o USA Networks, Inc.
  152 West 57th Street
  New York, NY 10019

Liberty Media Corporation(1)(2) .......................     49,603,452             78.7%
  12300 Liberty Boulevard
  Englewood, CO 80112

BDTV Entities(2) ......................................     48,846,808             77.5%
  (includes BDTV INC.,
  BDTV II INC., BDTV III INC.
  and BDTV IV INC.)
  8800 West Sunset Boulevard
  West Hollywood, CA 90069

Vivendi Universal S.A.(1)(3) ..........................     13,430,000             21.3%
  42, Avenue de Friedland
  75380 Paris cedex 08/France

------------------------

(1) These figures do not include shares of Class B common stock issuable upon conversion of Liberty's Holdco shares and shares of USA Class B common stock issuable upon conversion of Vivendi Universal's USANi LLC shares.

(2) Liberty holds 756,644 shares of USA Class B common stock and the BDTV Entities hold 48,846,808 shares of USA Class B common stock. Mr. Diller owns all of the voting stock of the BDTV Entities and Liberty owns all of the non-voting stock, which non-voting stock represents in excess of 99% of the equity of the BDTV Entities. Pursuant to the Stockholders Agreement, Mr. Diller generally has the right to vote all of the shares of USA Class B common stock held by Liberty and the BDTV Entities.

(3) Mr. Diller generally votes all of the shares held by Vivendi Universal under the terms of the Stockholders Agreement.

                             ADDITIONAL INFORMATION

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

    This Information Statement and the other documents incorporated in this Information Statement by reference contain "forward-looking statements" within the meaning of the securities laws. The "forward-looking statements" include, among other things, statements relating to our anticipated financial performance, business prospects, new developments, new merchandising strategies and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "projects," or similar expressions. We have based these forward-looking statements on our current expectations and projections about future events, based on the information currently available to us. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks, uncertainties and assumptions, that may affect the operations, performance, development and results of our business. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Information Statement. You should understand that the following important factors, in addition to those discussed in the documents incorporated in this document by reference, could affect our future results and could cause those results to differ materially from those expressed in such forward-looking statements:

    - material adverse changes in economic conditions generally or in our markets;

    - future regulatory and legislative actions and conditions affecting our operating areas;

    - competition from others;

    - successful integration of our divisions' management structures;

    - product demand and market acceptance;

    - the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms;

    - material changes in inflation;

    - the ability to expand into and successfully operate in foreign markets;

    - obtaining and retaining key executives and employees; and

    - other risks and uncertainties as may be detailed from time to time in our public announcements and filings with the Securities and Exchange Commission.

    We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Information Statement may not occur.

WHERE YOU CAN FIND MORE INFORMATION

    The SEC allows us to "incorporate by reference" information that we file with it, which means that we can disclose important information to you by referring to those documents. The information incorporated by reference is an important part of this Information Statement, and the information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the following documents that we have filed with the
SEC:

    - Annual Report on Form 10-K for the year ended December 31, 2000;

    - Quarterly Report on Form 10-Q for the quarter ended March 31, 2001;

    - Quarterly Report on Form 10-Q for the quarter ended June 30, 2001;

    - Current Report on Form 8-K filed January 10, 2001;

    - Current Report on Form 8-K filed February 1, 2001;

    - Current Report on Form 8-K filed March 6, 2001;

    - Current Report on Form 8-K filed April 25, 2001;

    - Current Report on Form 8-K filed June 6, 2001;

    - Current Report on Form 8-K filed June 7, 2001;

    - Current Report on Form 8-K filed June 27, 2001;

    - Current Report on Form 8-K filed July 16, 2001;

    - Current Report on Form 8-K filed July 23, 2001;

    - Current Report on Form 8-K filed July 25, 2001;

    - Current Report on Form 8-K filed September 18, 2001;

    - Current Report on Form 8-K filed October 2, 2001;

    - Current Report on Form 8-K filed October 24, 2001;

    - Current Report on Form 8-K filed October 30, 2001; and

    - Current Report on Form 8-K filed October 31, 2001.

    We are also incorporating by reference additional documents that we may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this Information Statement and the date we complete the proposed charter amendment. You may request a copy of these filings at no cost, by writing or telephoning us at the following address and phone number:

                       USA Networks, Inc.
                       Attn.: Investor Relations Department
                       152 West 57th Street
                       New York, NY 10019
                       Telephone: (212) 314-7400

                                                                       EXHIBIT A

                               CHARTER AMENDMENT

    RESOLVED, that, pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors hereby deems it advisable that the reference in
Article IV of the Amended and Restated Certificate of Incorporation of the Corporation (the "Charter") to "fifteen million (15,000,000) shares of $.01 par value Preferred Stock" be amended by deleting the entirety thereof and replacing it with "one hundred million (100,000,000) shares of $.01 par value Preferred Stock."

    RESOLVED FURTHER, that, pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors hereby deems it advisable that the following sentence be added to the end of Part D of Article IV of the Charter entitled "Preferred Stock":

       "Pursuant to subsection 242(b) of the Delaware General Corporation Law, the number of authorized shares of Preferred Stock or any class or series thereof may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the Corporation entitled to vote irrespective of such subsection."

    RESOLVED FURTHER, that, pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors hereby deems it advisable that
Article XIII of the Charter be deleted in its entirety.

                                      A-1